UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 19, 2009
Date of Report (Date of earliest event reported)
HLTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)
(201) 703-3400
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     The description of the Note Purchase Agreement and the Senior Secured Notes included in Item 8.01 of this Current Report is incorporated by reference in this Item 1.01.
Item 8.01. Other Events
     As previously announced, SNTC Holding, Inc. (which we refer to as the Seller), a wholly-owned subsidiary of HLTH Corporation, entered into a Stock Purchase Agreement, dated as of September 17, 2009, with Aurora Equity Partners III L.P. and Aurora Overseas Equity Partners III, L.P. (which we refer to as the Purchasers), providing for the sale of HLTH’s Porex business (which we refer to as Porex) for $142 million, consisting of $74.5 million in cash payable at closing, subject to customary adjustment based on the amount of Porex’s working capital, and $67.5 million in senior secured notes (which we refer to as the Senior Secured Notes). A copy of the Stock Purchase Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by HLTH on September 22, 2009.
     On October 19, 2009, HLTH completed the sale of Porex to Porex Holding Corporation (which we refer to as Newco), a company formed by the Purchasers to own Porex after the acquisition, and the Senior Secured Notes were issued by Newco under a Note Purchase Agreement, dated October 19, 2009, among the Seller, Newco, Porex Corporation and Porex Surgical, Inc. The Senior Secured Notes are secured by certain assets of Newco and its domestic subsidiaries (including Porex Corporation and Porex Surgical, Inc., which are acting as guarantors of the Senior Secured Notes). The Senior Secured Notes accrue interest at a rate of 8.75% per annum, payable quarterly. The Senior Secured Notes were issued in four series: the Senior Secured Notes of the first, second and third series have an aggregate principal amount of $10 million each and mature on the first, second and third anniversaries of the closing, respectively; and the Senior Secured Notes of the fourth series have an aggregate principal amount of $37.5 million and mature on the fourth anniversary of the closing. A copy of the Note Purchase Agreement, including the form of Senior Secured Note and the form of Guarantee and Collateral Agreement, is filed as Exhibit 10.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits
     (d) Exhibits. The following exhibit is filed herewith:

Exhibit
Number	Description
10.1	Note Purchase Agreement, dated October 19, 2009, among SNTC Holding, Inc., Porex Holding Corporation, Porex Corporation and Porex Surgical, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: October 20, 2009	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Note Purchase Agreement, dated October 19, 2009, among SNTC Holding, Inc., Porex Holding Corporation, Porex Corporation and Porex Surgical, Inc.